EXHIBIT (10)(S)

MERCHANTS NATIONAL BANK 102 East 3rd Street Post Office Box 248 Winona Minnesota 55987-0248

COMMERCIAL CONTINUING GUARANTY (UNLIMITED)

GUARANTOR:              HAMPSHIRE DESIGNERS, INC.
ADDRESS:                1372 BROADWAY 20TH FLOOR
                        NEW YORK, NY  10018
IDENTIFICATION NO.:     06-0961174

BORROWER:               HAMPSHIRE GROUP, LIMITED
ADDRESS:                215 COMMERCE BLVD.
                        P.O. BOX 2667
                        ANDERSON  SC  29621
IDENTIFICATION NO.:     06-0967107

      1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

      2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender. Guarantor's Obligations under this Guaranty shall be unlimited and shall include all present or future Obligations between Borrower and Lender (for whatever purpose), together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

      3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

      4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

      5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of the obtaining or release of any guaranty, assignment, or other security for any of the Obligations notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

      6. WAIVER OF JURY TRIAL. LENDER AND GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS GUARANTY AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

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      7. DEFAULT. Guarantor shall be in default  under this Guaranty in the event that any Borrower or Guarantor:

               (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
               (b) fails to perform any obligation or breaches any
warranty or covenant to Lender contained in this Guaranty or any other present or future written agreement;
               (c) provides or causes any false or misleading signature or representation to be provided to Lender;
               (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
               (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property or the Collateral;
               (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
               (g) causes Lender to deem itself insecure in good faith for any reason.

      8. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

               (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
               (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
               (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
               (d) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order.

      10. WAIVER OF DEFENSES. The Guarantor waives all defenses, claims, and discharges of Borrower or any other third party pertaining to the Obligations, except the defense of payment in full. The Guarantor will not assert against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, illegality or unenforceability which may be available to Borrower or any third party, whether or not on account of a related transaction. The Guarantor agrees that the Guarantor shall be liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of Borrower or any other third party for the deficiency is discharged by statute or judicial decision.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENT TO BE
LEGALLY  BOUND.  GUARANTOR  ACKNOWLEDGES  RECEIPT  OF  AN  EXACT  COPY  OF  THIS
AGREEMENT.


DATED:  APRIL 1, 1996

GUARANTOR:  HAMPSHIRE DESIGNERS, INC.     GUARANTOR:
/s/ Charles W. Clayton, Vice President
---------------------------------------   -----------------------------------


GUARANTOR:                                GUARANTOR:

---------------------------------------   -----------------------------------


GUARANTOR:                                GUARANTOR:

---------------------------------------   -----------------------------------

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      10.  SUBORDINATION.  The payment of any present or future  indebtedness of
Borrower to Guarantor will be postponed and subordinated to the payment in full of any present or future indebtedness of Borrower to Lender during the term of this Agreement. In the event that Guarantor receives any monies, instruments, or other remittances to be applied against Borrower's obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or
assign  (if  necessary)  and  deliver  these  monies,   instruments   and  other
remittances to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of Borrower's creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

      11.  INDEPENDENT  INVESTIGATION.  Guarantor's  execution  and  delivery to
Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

      12. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or the risk that Borrower shall incur additional Obligations to Lender in the future.

      13. SUBROGATION. The Guarantor hereby irrevocably waives and releases the Borrower from all "claims" (as defined in Section 101(5) of the Bankruptcy Code) to which the Guarantor is or would, at any time, be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower.

      14. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

      15. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof. Notwithstanding the foregoing, Guarantor shall be entitled to terminate any guaranty as to Borrower's future Obligations to Lender following any anniversary of this Guaranty by providing Lender with ten (10) or more days' written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender. Such notice of termination shall not affect or impair any of the agreements and obligations of the Guarantor under this Agreement with respect to any of the obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

      16. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

      17. MODIFICATION AND WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

      18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

      19. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

      20. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

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      21.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

      22.  COLLECTION COSTS.   Lender hires an attorney to assist in collecting
any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

      23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital.

      24. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

      25.  ADDITIONAL TERMS.  THIS GUARANTY SHALL EXPIRE ON APRIL 1, 1997.















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                              CORPORATE RESOLUTION

The undersigned Clerk/Secretary/Assistant Clerk/Secretary of Hampshire Designers, Inc. ("Company"), a corporation duly organized and existing under the laws of the State of Delaware hereby certifies that, X at a meeting of the Board of Directors of the Company duly called and held at 1372 Broadway, City of New York, County of New York, State of New York on February 7, 1996, at which meeting a quorum was continuously present ____ pursuant to a unanimous written consent of all members of the Board of Directors the following resolutions were unanimously adopted, are now in full force and effect and have not been modified or rescinded in any manner:

     RESOLVED  that  any   _____________________   (  ________________)  of  the
following persons:

     _____ President                      _____ any Assistant Treasurer
       X   any Vice President             _____ Clerk/Secretary
     _____ any Assistant Vice President     X   any Assistant Clerk/Secretary
       X       Treasurer                  _____ Other

(collectively "Authorized Party") is authorized and empowered to perform one or more of the following actions (if checked) with Merchants National Bank ("Lender"); for and on behalf of the Company and on such terms and conditions as any Authorized Party may deem advisable in his sole discretion (The execution of any agreement, document or instrument shall constitute a conclusive presumption that the terms, covenants and conditions of said documents so signed are agreed to by and binding on the Company):

  X Open and maintain any safety deposit boxes, lock boxes and escrow, savings, checking, depository, or other accounts;

  X Assign, negotiate, endorse and deposit in and to such boxes and accounts any checks, drafts, notes and other instruments and funds payable to or belonging to the Company.

  X Withdraw any funds or draw, sign and deliver in the name of the Company any check or draft against funds of the Company in such boxes or accounts;

         Implement additional depository and funds transfer services (including, but no limited to, facsimile signature authorizations, wire transfer agreements, automated clearing house agreements, and payroll deposit programs);

 X Obtain one or more loans or other forms of financing in any amount from the Lender (including, but not limited to, a $ _______ promissory note or line of credit);

 X    Guaranty the present and future obligations of any third party to the
Lender (including, but not limited to, the obligations of

                                );

FURTHER RESOLVED, that with respect to the foregoing guaranty, the Board of Directors of the Company hereby determine that such guaranty may reasonably be expected to benefit, directly or indirectly, the Company.

         Assign for security purposes, pledge, hypothecate, mortgage, or grant to the Lender a lien, security interest, or other encumbrance upon any of the Company's personal or real property (including, but not limited to, the assignments for security purposes, pledges, hypothecations, mortgages, deeds of trust, liens, security interests and encumbrances contained in the loan documents pertaining to the promissory note, line of credit, or guaranty described above);

 X    Endorse to the Lender any checks, drafts, notes, or other instruments payable to the Company;

 X  Appoint  the  Lender  as the  Company's  attorney-in-fact  for  any  purpose
(including, but not limited to, endorsing any checks, drafts, notes or other instruments payable to the Company);

         Assign, convey, sell, lease, or otherwise transfer to the Lender or any third party any of the Company's personal or real property; and

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X Execute any  document  (including,  but not limited to,  facsimile  signature authorization agreements, wire transfer agreements, automated clearinghouse agreements, payroll deposit agreements, line of credit agreements, promissory notes, security agreements, assignments for security purposes, mortgages deeds of trust, assignments of rents, guaranties, powers of attorney, and waivers) and take or refrain from taking any action on behalf of the Company.

FURTHER RESOLVED, that any of the foregoing or related activities taken by any Authorized Party prior to the adoption of the preceding resolutions are hereby ratified and declared to be biding obligations of the Company in a full and complete manner;

FURTHER RESOLVED, that the authority and power of any Authorized Party as provided in the preceding resolutions will continue in full force and effect until the Board of Directors of the Company adopt a resolution amending, modifying or revoking one or more of the preceding resolutions and a certified copy of the properly executed resolution is received by the Lender via certified mail; and

FURTHER RESOLVED, that the Clerk/Secretary or any Assistant Clerk/Secretary of the Company is authorized to certify the adoption of the foregoing resolutions to the Lender, the continuing effect of theses resolutions, and the incumbency of the various parties authorized to exercise the rights in theses resolutions from time to time.

The undersigned Clerk/Secretary/Assistant Cler/Secretary certifies that the following persons are duly elected officers or otherwise authorized to act on behalf of the Company in the capacities set forth below and that the following original signatures are genuine in all respects:


 NAME                              TITLE                     SIGNATURE
--------                         --------                -----------------

/s/ Charles W. Clayton     V.P., Secretary/Treasurer   /s/Charles W. Clayton
----------------------     -------------------------  ------------------------
/s/ William E. Kennedy, Jr.  Asst. Secretary           /s/William E. Kennedy, Jr
----------------------     -------------------------  ------------------------

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